Exhibit 13.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Calliditas Therapeutics AB (the “Company”) on Form 20-F for the period ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Renée Aguiar-Lucander, in my capacity as Chief Executive Officer and Chairman of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 27, 2021	By:	/s/ Renée Aguiar-Lucander
	Name:	Renée Aguiar-Lucander
	Title:	Chief Executive Officer
(Principal Executive Officer)